News Release

FOR IMMEDIATE RELEASE

Friday, February 1, 2008

Gannett Co., Inc. Reports Fourth Quarter
and 2007 Full-Year Results

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that 2007 fourth quarter earnings per diluted share from continuing operations were $1.06 compared with $1.47 per share in the fourth quarter of 2006, including the impact of a non-cash, after-tax impairment charge related to the value of mastheads of $50.8 million or $0.22 per diluted share. Excluding this charge, earnings per share from continuing operations would have been $1.28. The results for the quarter also include approximately $38 million in pre-tax severance expenses and facility consolidation costs related to a number of efficiency efforts in the U.S. and the UK.

"Gannett completed 2007 with strong forward momentum on implementing our strategic plan. That is an impressive accomplishment given the back drop of cyclical pressures on advertising, a softer economic environment and secular changes in the industry," said Craig Dubow, chairman, president and CEO of Gannett.

"In the fourth quarter, we faced a challenging advertising environment, tough comparisons, which included an extra week in 2006, and the relative absence of election-related advertising in broadcasting. Our effort to align expenses with revenue opportunities will better position us for the future although it resulted in significant severance expenses and consolidation costs in the quarter. Our online revenue growth contributed to our results for the quarter. Lower newsprint costs and interest expense, and the exchange rate also had a positive impact." he added.

The company completed its annual impairment testing of goodwill and other intangible assets in accordance with the Statement of Financial Accounting Standards No. 142 as of December 30, 2007. Due to the current business environment and expected operating results for some recent acquisitions in the U.S. and in the UK, the company incurred a $72.0 million pre-tax, non-cash impairment charge to reduce the value of certain mastheads. "This non-cash accounting charge does not impact our operations or operating cash flow," Dubow said.

Gannett's fiscal year included 52 weeks compared with 53 weeks in 2006. The fourth quarter was comprised of 13 weeks compared with 14 weeks in the same quarter of 2006. All of the company's results detailed below were impacted by the extra week in 2006.

As previously reported, the company completed the divestiture of five of its newspaper properties in May of 2007. Operating results for the year exclude results from these properties which have been reclassified to income from discontinued operations.

Reported results for the quarter and the year include KTVD-TV in Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006.

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CONTINUING OPERATIONS

Total operating revenues for the company were $1.9 billion in the fourth quarter compared to $2.2 billion in the 14-week fourth quarter of 2006, an 11.9 percent decline. The decline is due to lower newspaper advertising resulting from cyclical pressures in our markets, significantly lower politically related advertising demand that positively impacted results last year and the extra week in the fourth quarter of 2006. Excluding the extra week, total operating revenues would have been 7.2 percent lower. Operating cash flow (defined as operating income plus depreciation, amortization and the non-cash charge) was $554.0 million. Net income was $245.3 million in the quarter.

Reported operating expenses were 7.1 percent lower and totaled $1.5 billion for the quarter reflecting lower newsprint expense, continued cost containment efforts and the absence of the extra week in 2006. Expense reductions were partially offset by severance and accelerated depreciation expenses related to a number of efficiency efforts in the UK and U.S. and the higher exchange rate for the British pound. Operating expenses would have declined 11.6 percent excluding the non-cash charge. Corporate expenses declined 17.8 percent to $17.9 million compared with the fourth quarter of 2006.

For the year, total operating revenues were $7.4 billion compared to $7.8 billion in 2006, a 5.2 percent decline. On a comparable week basis, pro forma operating revenues would have been down 4.2 percent reflecting the relative absence of approximately $112 million of Olympic and politically related ad revenues and a more challenging advertising environment. Operating expenses were $5.8 billion, down 2.6 percent from the prior year. Excluding the non-cash impairment charge, operating expenses would have been 3.8 percent lower. Expense reductions for the full year were tempered by severance and accelerated depreciation costs of approximately $65 million related to our efficiency efforts. Operating cash flow totaled $2.0 billion and net income was $975.6 million for the year.

Average diluted shares outstanding in the fourth quarter totaled 231,877,000 compared with 234,790,000 in 2006's fourth quarter. Average diluted shares outstanding for all of 2007 were 233,740,000 versus 236,756,000 in 2006. Shares repurchased totaled approximately 2.0 million in the fourth quarter and 4.8 million year-to-date.

NEWSPAPERS

Newspaper segment operating revenues were $1.7 billion for the quarter. Advertising revenues totaled $1.2 billion compared to $1.4 billion in the fourth quarter a year ago. Pro forma advertising revenues excluding the extra week would have declined 7.7 percent. On the same basis, local advertising revenues would have been 3.3 percent lower, national ad revenues would have declined 11.6 percent and classified revenues would have been down 11.4 percent. Advertising revenues at our domestic newspaper properties would have been 9.3 percent lower on a comparable week basis. At Newsquest in the UK, advertising revenues on a constant currency basis were 6.5 percent lower excluding the extra week in 2006. Operating cash flow for the total newspaper segment, which includes USA TODAY and our UK properties, was $468.2 million in the fourth quarter.

Total newspaper operating expenses were 6.5 percent lower for the quarter reflecting lower newsprint expense, cost control and the extra week in last year's quarter partially offset by approximately $38 million in severance and facility consolidation costs and the non-cash charge. Newspaper operating expenses would have been 11.5 percent lower excluding the impairment charge. Reported newsprint expense declined 25.3 percent for the quarter due to usage prices that were 8 percent lower and almost 19 percent lower volume, reflecting generally reduced consumption and the effect of the extra week in 2006.

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At USA TODAY, advertising revenues were 16.7 percent lower in the fourth quarter compared with the same quarter a year ago due in part to the extra week in 2006. On a comparable week basis USA TODAY's advertising revenues would have been down 12.7 percent. Paid advertising pages totaled 1,045 compared with 1,348 in the year-ago quarter and 1,285 based on a 13-week quarter in 2006.

BROADCASTING

Broadcasting segment results for the quarter and year include WATL-TV (acquired in August 2006) and KTVD-TV (acquired in June 2006).

Broadcasting revenues (which include Captivate) totaled $212.0 million for the quarter, a 21.7 percent decline due primarily to the relative lack of politically related ad demand that totaled almost $58 million last year as well as the extra week in the fourth quarter in 2006. Broadcasting revenues excluding the extra week would have been 18.0 percent lower. Online revenues were 18.0 percent higher in the quarter compared to the same period a year ago. The growth rate of online revenue was tempered by the absence of the extra week in the quarter. Reported broadcasting expenses were 11.3 percent lower. Operating cash flow was $99.9 million.

Revenues for television operations were $202.2 million for the quarter. Reported television expenses totaled $113.0 million compared to $128.5 million for the same period a year ago, a 12.1 percent decline.

NON-OPERATING ITEMS

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and the Texas-New Mexico Newspapers Partnership, have been reclassified from "Other" revenue and are now reflected as "Equity income in unconsolidated investees, net" in the non-operating section of the Consolidated Statements of Income. This line also includes equity income and losses from online/new technology businesses which were previously classified in "Other" non-operating items. "Other" revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.

All prior periods presented reflect these reclassifications. A schedule detailing the impact of the reclassifications for the last two years on a quarterly basis has been included in the press release.

The decline in equity income in unconsolidated investees for the fourth quarter in 2007 reflects lower newspaper partnership earnings and operating results from a new Internet partnership.

Interest expense for the fourth quarter was $57.5 million, a 29.0 percent decline compared to $80.9 million for the year-ago quarter. The decline was due to lower average balances and lower interest rates.

Other non-operating income was $2.7 million for the quarter compared to $10.9 million in the same quarter a year ago due primarily to the absence of gains on the sale of some Internet investments in the fourth quarter of 2006.

* * * *

At the end of the quarter, Gannett had more than 100 domestic publishing Web sites, including USATODAY.com, one of the most popular newspaper sites on the Web. The company also had Web sites in all of its 19 television markets. In December, Gannett's consolidated domestic Internet audience share was 23.9 million unique visitors reaching 14.5 percent of the Internet audience according to Nielsen//NetRatings. Newsquest is also an Internet leader in the UK where its network of Web sites attracted more than 62 million monthly page impressions from approximately 4.8 million unique users.

All references in this release to "comparable" revenue results and "operating cash flow" are to non-GAAP financial measures. Management believes that this use allows management and investors to analyze and compare the Company's results in a more meaningful and consistent manner. A reconciliation of the non-GAAP operating cash flow amounts to the Company's consolidated statements of income is attached.

As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company's Web site, www.gannett.com, or listen-only conference lines. U.S. callers should dial 1-888-663-2240 and international callers should dial 913-312-1487 at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 2106604. To access the replay, dial 1-888-203-1112 in the U.S. International callers should use the number 719-457-0820. The confirmation code for the replay is 2106604. Materials related to the call will be available through the Investor Relations section of the company's Web site Friday morning.

Gannett Co., Inc. is a leading international news and information company that publishes 85 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns nearly 1,000 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes nearly 300 titles, including 18 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 23 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact:
Jeffrey Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

For media inquiries, contact:
Tara Connell
Vice President of Corporate Communications
703-854-6049
tjconnel@gannett.com

# # #

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                         Thirteen       Fourteen
                                       weeks ended     weeks ended     % Inc
                                      Dec. 30, 2007   Dec. 31, 2006    (Dec)
Net Operating Revenues:
Newspaper advertising                 $  1,246,233     $ 1,419,519    (12.2)
Newspaper circulation                      313,172         337,443     (7.2)
Broadcasting                               212,032         270,646    (21.7)
Other                                      125,481         125,998     (0.4)
                                       -----------      ----------   ------
Total                                    1,896,918       2,153,606    (11.9)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           1,027,630       1,179,151    (12.9)
Selling, general and
  administrative expenses,
  exclusive of depreciation                315,279         350,391    (10.0)
Depreciation                                60,396          58,757      2.8
Amortization of intangible assets            9,524           9,917     (4.0)
Intangible asset impairment                 72,030               -      ***
                                       -----------      ----------   ------
Total                                    1,484,859       1,598,216     (7.1)
                                       -----------      ----------   ------
Operating income                           412,059         555,390    (25.8)
                                       -----------      ----------   ------
Non-operating income (expense):
Equity income in unconsolidated
   investees, net                            9,371          18,794    (50.1)
Interest expense                           (57,470)        (80,905)   (29.0)
Other                                        2,654          10,918    (75.7)
                                       -----------      ----------   ------
Total                                      (45,445)        (51,193)   (11.2)
                                       -----------      ----------   ------
Income before income taxes                 366,614         504,197    (27.3)
Provision for income taxes                 121,300         157,900    (23.2)
                                       -----------      ----------   ------
Income from continuing operations          245,314         346,297    (29.2)
                                       -----------      ----------   ------
Discontinued Operations:
Income from the operation of
  discontinued operations, net
  of tax                                         -           7,246      ***
Gain on disposal of newspaper
  businesses, net of tax                         -               -      ***
                                       -----------      ----------   ------
Net Income                            $    245,314     $   353,543    (30.6)
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       1.06     $      1.48    (28.4)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                          -            0.03      ***
Gain on disposal of newspaper
  businesses per share - basic                   -               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       1.06     $      1.51    (29.8)
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       1.06     $      1.47    (27.9)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                        -            0.03      ***
Gain on disposal of newspaper
  businesses per share - diluted                 -               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       1.06     $      1.51    (29.8)
                                       ===========      ==========   ======
Dividends per share                   $       0.40     $      0.31     29.0
                                       ===========      ==========   ======

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and the
Texas-New Mexico Newspapers Partnership, have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statements of Income titled "Equity income in unconsolidated investees, net." Reclassifications have been made for all prior periods presented.  Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
Equity income in unconsolidated investees, net includes earnings from newspaper partnerships, as discussed above, and equity income and losses from online/new technology businesses which were previously classified in
"Other" non-operating items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)
                                        Fifty-two      Fifty-three
                                       weeks ended     weeks ended     % Inc
                                      Dec. 30, 2007   Dec. 31, 2006    (Dec)
Net Operating Revenues:
Newspaper advertising                 $  4,937,159     $ 5,275,650     (6.4)
Newspaper circulation                    1,252,356       1,279,530     (2.1)
Broadcasting                               789,297         854,821     (7.7)
Other                                      460,648         437,612      5.3
                                       -----------      ----------   ------
Total                                    7,439,460       7,847,613     (5.2)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           4,164,083       4,370,550     (4.7)
Selling, general and
  administrative expenses,
  exclusive of depreciation              1,270,090       1,301,170     (2.4)
Depreciation                               246,275         237,309      3.8
Amortization of intangible assets           36,086          33,989      6.2
Intangible asset impairment                 72,030               -      ***
                                       -----------      ----------   ------
Total                                    5,788,564       5,943,018     (2.6)
                                       -----------      ----------   ------
Operating income                         1,650,896       1,904,595    (13.3)
                                       -----------      ----------   ------
Non-operating income (expense):
Equity income in unconsolidated
   investees, net                           40,693          38,044      7.0
Interest expense                          (259,825)       (288,040)    (9.8)
Other                                       17,113          27,487    (37.7)
                                       -----------      ----------   ------
Total                                     (202,019)       (222,509)    (9.2)
                                       -----------      ----------   ------
Income before income taxes               1,448,877       1,682,086    (13.9)
Provision for income taxes                 473,300         544,200    (13.0)
                                       -----------      ----------   ------
Income from continuing operations          975,577       1,137,886    (14.3)
                                       -----------      ----------   ------
Discontinued Operations:
Income from the operation of
  discontinued operations, net
  of tax                                     6,221          22,896    (72.8)
Gain on disposal of newspaper
  businesses, net of tax                    73,814               -      ***
                                       -----------      ----------   ------
Net Income                            $  1,055,612     $ 1,160,782     (9.1)
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       4.18     $      4.81    (13.1)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                       0.03            0.10    (70.0)
Gain on disposal of newspaper
  businesses per share - basic                0.32               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       4.53     $      4.91     (7.7)
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       4.17     $      4.81    (13.3)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                     0.03            0.10    (70.0)
Gain on disposal of newspaper
  businesses per share - diluted              0.32               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       4.52     $      4.90     (7.8)
                                       ===========      ==========   ======
Dividends per share                   $       1.42     $      1.20     18.3
                                       ===========      ==========   ======

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and the
Texas-New Mexico Newspapers Partnership, have been reclassified from "Other revenue" above and are reflected in a separate line in the Non-Operating section of the Statements of Income titled "Equity income in unconsolidated investees, net." Reclassifications have been made for all prior periods presented.  Other revenue is now comprised principally of commercial printing revenues and revenue from PointRoll.
Equity income in unconsolidated investees, net includes earnings from newspaper partnerships, as discussed above, and equity income and losses from online/new technology businesses which were previously classified in
"Other" non-operating items.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Excluding discontinued operations
                                         Thirteen       Fourteen
                                       weeks ended     weeks ended     % Inc
                                      Dec. 30, 2007   Dec. 31, 2006    (Dec)
Net Operating Revenues:
Newspaper publishing                  $  1,684,886     $ 1,882,960    (10.5)
Broadcasting                               212,032         270,646    (21.7)
                                       -----------      ----------   ------
Total                                 $  1,896,918     $ 2,153,606    (11.9)
                                       ===========      ==========   ======
Operating Income
  (net of depreciation,
  amortization and intangible
  asset impairment):
Newspaper publishing                  $    338,076     $   441,935    (23.5)
Broadcasting                                91,847         135,199    (32.1)
Corporate                                  (17,864)        (21,744)   (17.8)
                                       -----------      ----------   ------
Total                                 $    412,059     $   555,390    (25.8)
                                       ===========      ==========   ======
Depreciation, amortization
  and intangible asset
  impairment:
Newspaper publishing                  $    130,113     $    52,467      ***
Broadcasting                                 8,101          12,194    (33.6)
Corporate                                    3,736           4,013     (6.9)
                                       -----------      ----------   ------
Total                                 $    141,950     $    68,674      ***
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $    468,189     $   494,402     (5.3)
Broadcasting                                99,948         147,393    (32.2)
Corporate                                  (14,128)        (17,731)   (20.3)
                                       -----------      ----------   ------
Total                                 $    554,009     $   624,064    (11.2)
                                       ===========      ==========   ======

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and the
Texas-New Mexico Newspapers Partnership, have been reclassified from newspaper publishing revenue above and are reflected in a separate line in the Non-Operating section of the Statements of Income titled "Equity income in unconsolidated investees, net." Reclassifications have been made for all prior periods presented.
The Operating Income amounts, and the Depreciation, amortization and intangible asset impairment amounts for 2007, for the Newspaper publishing segment, include a $72.0 million non-cash impairment charge to reduce the value of certain mastheads.
Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the quarter include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation, amortization and intangible asset impairment expense.  See attachment for reconciliation of amounts to the Consolidated Statements of Income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Excluding discontinued operations
                                        Fifty-two      Fifty-three
                                       weeks ended     weeks ended     % Inc
                                      Dec. 30, 2007   Dec. 31, 2006    (Dec)
Net Operating Revenues:
Newspaper publishing                  $  6,650,163    $  6,992,792     (4.9)
Broadcasting                               789,297         854,821     (7.7)
                                       -----------      ----------   ------
Total                                 $  7,439,460    $  7,847,613     (5.2)
                                       ===========      ==========   ======
Operating Income
  (net of depreciation,
  amortization and intangible
  asset impairment):
Newspaper publishing                  $  1,413,371    $  1,606,512    (12.0)
Broadcasting                               314,900         379,989    (17.1)
Corporate                                  (77,375)        (81,906)    (5.5)
                                       -----------      ----------   ------
Total                                 $  1,650,896    $  1,904,595    (13.3)
                                       ===========      ==========   ======
Depreciation, amortization
  and intangible asset
  impairment:
Newspaper publishing                  $    305,181    $    218,072     39.9
Broadcasting                                33,553          36,675     (8.5)
Corporate                                   15,657          16,551     (5.4)
                                       -----------      ----------   ------
Total                                 $    354,391    $    271,298     30.6
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $  1,718,552    $  1,824,584     (5.8)
Broadcasting                               348,453         416,664    (16.4)
Corporate                                  (61,718)        (65,355)    (5.6)
                                       -----------      ----------   ------
Total                                 $  2,005,287    $  2,175,893     (7.8)
                                       ===========      ==========   ======

Beginning with this report, the company's equity share of operating results from its newspaper partnerships, including Tucson, which participates in a joint operating agency, the California Newspapers Partnership and the
Texas-New Mexico Newspapers Partnership, have been reclassified from newspaper publishing revenue above and are reflected in a separate line in the Non-Operating section of the Statements of Income titled "Equity income in unconsolidated investees, net." Reclassifications have been made for all prior periods presented.
The Operating Income amounts, and the Depreciation, amortization and intangible asset impairment amounts for 2007, for the Newspaper publishing segment, include a $72.0 million non-cash impairment charge to reduce the value of certain mastheads.
Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the year include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation, amortization and intangible asset impairment expense.  See attachment for reconciliation of amounts to the Consolidated Statements of Income.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)
"Operating cash flow", a non-GAAP measure, is defined as operating income plus depreciation, amortization and impairment of intangible assets.
Management believes that use of this measure allows investors and management to measure, analyze and compare the performance of its business segment operations at a more detailed level and in a meaningful and consistent manner.
A reconciliation of these non-GAAP amounts to the company's operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company's consolidated statements of income, follows:

Thirteen weeks ended December 30, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $468,189     $ 99,948     $(14,128)     $554,009
Less:
Depreciation              (48,924)      (7,736)      (3,736)      (60,396)
Amortization               (9,159)        (365)           -        (9,524)
Intangible asset
  impairment              (72,030)           -            -       (72,030)
                         --------     --------     --------      --------
Operating income         $338,076     $ 91,847     $(17,864)     $412,059
                         ========     ========     ========      ========

Fourteen weeks ended December 31, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $494,402     $147,393     $(17,731)     $624,064
Less:
Depreciation              (46,689)      (8,055)      (4,013)      (58,757)
Amortization               (5,778)      (4,139)           -        (9,917)
                         --------     --------     --------      --------
Operating income         $441,935     $135,199     $(21,744)     $555,390
                         ========     ========     ========      ========

Fifty-two weeks ended December 30, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $1,718,552     $348,453     $(61,718)   $2,005,287
Less:
Depreciation             (198,533)     (32,085)     (15,657)     (246,275)
Amortization              (34,618)      (1,468)           -       (36,086)
Intangible asset
  impairment              (72,030)           -            -       (72,030)
                        ---------     --------     --------     ---------
Operating income       $1,413,371     $314,900     $(77,375)   $1,650,896
                        =========     ========     ========     =========

Fifty-three weeks ended December 31, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $1,824,584     $416,664     $(65,355)   $2,175,893
Less:
Depreciation             (188,788)     (31,970)     (16,551)     (237,309)
Amortization              (29,284)      (4,705)           -       (33,989)
                        ---------     --------     --------     ---------
Operating income       $1,606,512     $379,989     $(81,906)   $1,904,595
                        =========     ========     ========     =========

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included in this press release, the company has provided information regarding diluted earnings per share ("EPS") from continuing operations excluding the impairment charge.  Management believes EPS excluding the impairment charge better reflects the ongoing performance of the company and enables management and investors to meaningfully trend, analyze and benchmark the performance of the company's operations.  This measure is also more comparable to financial measures reported by our competitors.  EPS excluding the impairment charge should not be considered a substitute for EPS calculated in accordance with GAAP.
The table below reconciles earnings per share in accordance with GAAP to earnings per share excluding the impairment charge:

                                               Thirteen       Fourteen
                                             weeks ended     weeks ended
                                            Dec. 30, 2007   Dec. 31, 2006
Diluted Earnings from Continuing
  Operations per Share:
Earnings per Share (GAAP basis)             $       1.06    $       1.47
Non-cash masthead impairment
  charge                                            0.22               -
                                             -----------      ----------
Adjusted Earnings per Share
  (Non-GAAP basis)                          $       1.28    $       1.47
                                             ===========      ==========

SUMMARY OF AMOUNTS RECLASSIFIED TO "EQUITY INCOME IN UNCONSOLIDATED
INVESTEES, NET"
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                               Thirteen       Thirteen
                                             weeks ended     weeks ended
                                             Apr. 1, 2007   Mar. 26, 2006
Equity earnings in Newspaper
  partnerships reclassified from "Net
  operating  revenues- all other"           $     10,780    $     11,912
Newspaper partnership expenses
  reclassified from "Depreciation"                  (351)           (371)
Equity earnings and losses from online/
  new technology businesses reclassified
  from "Non-operating income
  (expense) - other"                             (11,909)        (13,230)
                                             -----------      ----------
Total "Equity income in unconsolidated
  investees, net"                           $     (1,480)   $    (1,689)
                                             ===========      ==========

                                               Thirteen       Thirteen
                                             weeks ended     weeks ended
                                             July 1, 2007   Jun. 25, 2006
Equity earnings in Newspaper
  partnerships reclassified from "Net
  operating  revenues- all other"           $     15,590    $     14,449
Newspaper partnership expenses
  reclassified from "Depreciation"                  (335)           (369)
Equity earnings and losses from online/
  new technology businesses reclassified
  from "Non-operating income
  (expense) - other"                               2,215          (3,668)
                                             -----------      ----------
Total "Equity income in unconsolidated
  investees, net"                           $     17,470    $   10,412
                                             ===========      ==========

                                               Thirteen       Thirteen
                                             weeks ended     weeks ended
                                            Sep. 30, 2007   Sep. 24, 2006
Equity earnings in Newspaper
  partnerships reclassified from "Net
  operating  revenues- all other"           $     14,063    $     12,156
Newspaper partnership expenses
  reclassified from "Depreciation"                  (345)           (370)
Equity earnings and losses from online/
  new technology businesses reclassified
  from "Non-operating income
  (expense) - other"                               1,614          (1,259)
                                             -----------      ----------
Total "Equity income in unconsolidated
  investees, net"                           $     15,332    $   10,527
                                             ===========      ==========

                                               Thirteen       Fourteen
                                             weeks ended     weeks ended
                                            Dec. 30, 2007   Dec. 31, 2006
Equity earnings in Newspaper
  partnerships reclassified from "Net
  operating  revenues- all other"           $     11,932    $     19,181
Newspaper partnership expenses
  reclassified from "Depreciation"                  (312)           (342)
Equity earnings and losses from online/
  new technology businesses reclassified
  from "Non-operating income
  (expense) - other"                              (2,249)            (45)
                                             -----------      ----------
Total "Equity income in unconsolidated
  investees, net"                           $      9,371    $   18,794
                                             ===========      ==========

                                              Fifty-two      Fifty-three
                                             weeks ended     weeks ended
                                            Dec. 30, 2007   Dec. 31, 2006
Equity earnings in Newspaper
  partnerships reclassified from "Net
  operating  revenues- all other"           $     52,365    $     57,698
Newspaper partnership expenses
  reclassified from "Depreciation"                (1,343)         (1,452)
Equity earnings and losses from online/
  new technology businesses reclassified
  from "Non-operating income
  (expense) - other"                             (10,329)        (18,202)
                                             -----------      ----------
Total "Equity income in unconsolidated
  investees, net"                           $     40,693    $   38,044
                                             ===========      ==========